Exhibit A

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing of Omaha Aggregator (Cayman) L.P., Blackstone Capital Partners (Cayman) VI L.P., Blackstone GTS Co-Invest L.P., Blackstone Family Investment Partnership (Cayman) VI-ESC L.P., BTO Omaha Holdings L.P., Blackstone Management Associates (Cayman) VI L.P., BCP VI GP L.L.C., Blackstone LR Associates (Cayman) VI Ltd., BTO Omaha Manager L.L.C., Blackstone Tactical Opportunities Management Associates (Cayman) L.P., BTO GP L.L.C., Blackstone Tactical Opportunities LR Associates (Cayman) Ltd., Blackstone Holdings III L.P., Blackstone Holdings GP L.P., Blackstone Holdings III GP Management L.L.C., The Blackstone Group Inc., Blackstone Group Management L.L.C. and Stephen A. Schwarzman, on behalf of each of them of any filing required by such party under Section 13 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of Gates Industrial Corporation plc, a company formed under the laws of England and Wales, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. Each of them is responsible for the timely filing of such filings and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 14th day of February 2020.

OMAHA AGGREGATOR (CAYMAN) L.P.
By:	Blackstone Management Associates
(Cayman) VI L.P., its general partner
By:	BCP VI GP L.L.C., a general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE CAPITAL PARTNERS (CAYMAN) VI L.P.
By:	Blackstone Management Associates (Cayman) VI L.P., its general partner
By:	BCP VI GP L.L.C., a general partner

By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

[Gates Industrial Corporation plc. – Joint Filing Agreement]

BLACKSTONE GTS CO-INVEST L.P.
By:	Blackstone Management Associates (Cayman) VI L.P., its general partner
By:	BCP VI GP L.L.C., a general partner

By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP (CAYMAN) VI-ESC L.P.
By:	BCP VI GP L.L.C., a general partner

By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

BTO OMAHA HOLDINGS L.P.
By:	BTO Omaha Manager L.L.C., its general partner
By:	Blackstone Tactical Opportunities Management
Associates (Cayman) L.P., its managing member
By:	BTO GP L.L.C., a general partner

By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

BLACKSTONE MANAGEMENT ASSOCIATES (CAYMAN) VI L.P.
By:	BCP VI GP L.L.C., a general partner

By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

BCP VI GP L.L.C.

By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

[Gates Industrial Corporation plc. – Joint Filing Agreement]

BLACKSTONE LR ASSOCIATES (CAYMAN) VI LTD.
By:	Blackstone Capital Holdings Director L.L.C., its director

By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

BTO OMAHA MANAGER L.L.C.
By:	Blackstone Tactical Opportunities Management Associates (Cayman) L.P., its managing member
By:	BTO GP L.L.C., a general partner

By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

BLACKSTONE TACTICAL OPPORTUNITIES MANAGEMENT ASSOCIATES (CAYMAN) L.P.
By:	BTO GP L.L.C., a general partner

By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

BTO GP L.L.C.

By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

BLACKSTONE TACTICAL OPPORTUNITIES LR ASSOCIATES (CAYMAN) LTD.
By:	Blackstone Capital Holdings Director, L.L.C., its director

By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

[Gates Industrial Corporation plc. – Joint Filing Agreement]

BLACKSTONE HOLDINGS III L.P.
By:	Blackstone Holdings III GP L.P., its general partner
By:	Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

BLACKSTONE HOLDINGS III GP L.P.
By:	Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

BLACKSTONE HOLDINGS III GP MANAGEMENT L.L.C.

By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

THE BLACKSTONE GROUP INC.

By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

BLACKSTONE GROUP MANAGEMENT L.L.C.

By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

/s/ Stephen A. Schwarzman
Stephen A. Schwarzman

[Gates Industrial Corporation plc. – Joint Filing Agreement]